UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K 12g3

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 17, 2008

FIRST FREEDOM BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Tennessee	To be assigned	26-3516509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1620 West Main Street
Lebanon, Tennessee	37088
(Address of principal executive offices)	(Zip Code)
(615) 444-1200
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
Registration of Securities Under Rule 12g-3
Under the Securities Exchange Act of 1934, as amended
     Effective October 17, 2008, First Freedom Bancshares, Inc. (the “Registrant”) acquired all of the outstanding stock of First Freedom Bank (the “Bank”) in a statutory share exchange transaction (the “Reorganization”) pursuant to an Agreement and Plan of Share Exchange dated April 15, 2008, between the Registrant and the Bank (the “Agreement”). The Agreement was approved by the shareholders of the Bank at its annual meeting of shareholders held on April 26, 2008. Under the terms of the Agreement, the shares of the Bank’s common stock were exchanged for shares of the Registrant’s common stock, par value $1.00 per share (“Common Stock”), on a one-for-one basis. As a result, the Bank became a wholly owned subsidiary of the Registrant, the Registrant became the holding company for the Bank, and the shareholders of the Bank became shareholders of the Registrant. The 2,036,213 shares of Common Stock issued in connection with the Bank’s reorganization were exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 3(a)(12) thereunder.
     Additionally, each outstanding option and warrant to purchase shares of the Bank’s common stock was automatically converted into an option or warrant, as the case may be, to purchase an identical number of shares of the Registrant’s common stock on the same terms and conditions.
     The conversion of shares of capital stock in the Exchange occurred without an exchange of certificates. Accordingly, certificates formerly representing shares of outstanding capital stock of the Bank are deemed to represent the same number of shares of capital stock of the Registrant.
     As a result of the Reorganization, the Registrant became the successor issuer to the Bank pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Prior to the Reorganization, the Bank was subject to the information requirements of the Exchange Act and, in accordance with Section 12(i) thereof, was required to file reports, proxy statements and other information with the Federal Deposit Insurance Corporation (the “FDIC”). Such information filed by the Bank with the FDIC may be inspected and copied at the public reference facilities maintained by the FDIC in Washington, D.C. at 550 17th Street, N.W., Room F6403. The last report that the Bank filed with the FDIC was its Quarterly Report on Form 10-Q for the period ended June 30, 2008, as filed on August 14, 2008.
     This Form 8-K 12g3 is being filed by the Registrant as the initial report of the Registrant to the Securities and Exchange Commission (the “Commission”) and as notice that the Registrant is the successor issuer to the Bank under Rule 12g-3 under the Exchange Act. As a result, the Common Stock is deemed to be registered under Section 12(g) of the Exchange Act, and the Registrant is thereby subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and in accordance therewith will file reports, proxy statements and other information with the Commission. The first periodic report to be filed by the Registrant with the Commission will be its quarterly report on Form 10-Q for the period ended September 30, 2008.

Description of Capital Stock
General
     The following summary description of the capital stock of the Registrant is qualified in its entirety by reference to applicable provisions of Tennessee law and the Registrant’s Charter of Incorporation (the “Charter”) and Bylaws (the “Bylaws”), which are attached as exhibits to this Report and incorporated by reference into this Item 8.01. This description updates the description that the Registrant had previously filed with the FDIC.
Common Stock
     The Charter authorizes the issuance of 10,000,000 shares of Common Stock, par value $1.00 per share.
     The holders of shares of Common Stock will be entitled to receive such dividends as may be declared by the Board of Directors and, in the event of liquidation or dissolution, to receive the net assets of the Registrant in proportion to their respective holdings.
     Holders of shares of Common Stock will be entitled to one vote for each share held. The holders of shares of Common Stock will not possess cumulative voting rights in the election of directors.
     The shares of Common Stock issued in the Reorganization will be fully paid and non-assessable. No redemption or conversion provisions will be applicable to the stock. Holders of shares of Common Stock will not have preemptive rights to subscribe for additional shares of stock and will not be subject to personal liability for any debts of the Registrant.
State Anti-Takeover Statutes
     Tennessee’s Business Combination Act provides that an interested shareholder (defined as a person owning, either directly or indirectly, 10% or more of the voting securities in a Tennessee corporation) cannot engage in a business combination with that corporation unless the transaction takes place at least five years after the interested shareholder first becomes an interested shareholder, and unless either the transaction (a) is approved by at least 2/3 of the shares of the corporation not beneficially owned by an interested shareholder or (b) satisfies certain fairness conditions specified in the Tennessee Business Combination Act relating to the price to be paid to the non-interested shareholders in such transactions. However, the Tennessee Business Combination Act does not apply to the Share Exchange because the Registrant is not an “interested shareholder,” as such term is defined in such act.
     The Tennessee Control Share Acquisition Act takes away the voting rights of a purchaser’s shares any time an acquisition of shares in a Tennessee corporation brings the purchaser’s voting power to 20%, 33 1/3%, or more than 50% of all voting power in such corporation. The purchaser’ voting rights can be maintained or re-established only by a majority vote of all the shares entitled to vote generally with respect to the election of directors other than those shares owned by the acquirer and the officers and inside directors of the corporation.
     The Tennessee Control Share Acquisition Act applies only to a corporation that has adopted a provision in its Charter or bylaws declaring that the Tennessee Control Share Acquisition Act will apply. The Registrant has not adopted such a provision, and therefore the Tennessee Control Share Acquisition Act does not apply.
     The Tennessee Investor Protection Act likewise is inapplicable to the Share Exchange. It does not apply as the Share Exchange does not qualify as a “takeover offer” (as such term is defined in such act) because (i) the Share Exchange includes an offer made to all shareholders of First Freedom Bank on substantially similar terms, (ii) the board of directors have recommended the Share Exchange and (iii) all inducements to any officers and directors which may not be available to all shareholders of First Freedom Bank were fully disclosed in a proxy statement sent to all shareholders.
     The foregoing represent a summary of various Tennessee statutes and are qualified in their entirety by reference to the relevant provisions of such statutes.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 17, 2008	FIRST FREEDOM BANCSHARES, INC.
	By:	/s/ John Lancaster
John Lancaster
President & CEO

Item 9.01.	Financial Statements and Exhibits.
     (d) The exhibits to this report are as follows:

Exhibit No.	Description

2	Agreement and Plan of Share Exchange, dated April 15, 2008, between the Registrant and the Bank

3.1	Charter of the Registrant

3.2	Bylaws of the Registrant